Exhibit 99 (c)


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

  NUMBER                                                             SHARES

                            PRACTICAL PLASTICS, INC.

                          AUTHORIZED STOCK 50,000,000            Par Value $.001
                               CUSIP# 73941V 10 8

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

 WITNESS THE FACISIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF
                         ITS DULY AUTHORIZED OFFICERS.

DATED:                                                      CANCELLED

  [SEAL]
   PPI              /s/
CORPORATE           -------------------                  Countersigned
   SEAL             SECRETARY                     HOLLADAY STOCK TRANSFER, INC.
    NC                                                2909 North 67th Place
                    /s/                               Scottsdale, AZ 85253
                    -------------------                  (480) 481-3940
                    PRESIDENT
                                             BY:
                                                --------------------------------
                                                       Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common                         UNIF GIFT MIN ACT - ...........Custodian.............
TEN ENT - as tenants by the entireties                                      (Cust)                 (Minor)
JT TEN - as joint tenants with right of                                      under Uniform Gifts to Minors
         survivorship and not as tenants                                     Act............................
         in common                                                                        (State)

     Additional abbreviations may also be used though not in the above list.

          For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

        ______________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

                      The shares of stock  represented by
                      this   certificate  have  not  been
                      registered under the Securities Act
                      of 1933, as amended, and may not be
                      sold   or   otherwise   transferred
                      ______________________   with   the
                      registration provisions of such Act
                      has    been    made    or    unless
                      availability  of an exemption  from
                      such  registration  provisions  has
                      been  established,  or unless  sold
                      pursuant  to  Rule  144  under  the
                      Securities Act of 1933.